UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2011

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, including area code:  (432) 682-6324

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment to Second Amended and Restated Credit Agreement

On March 3, 2011, we entered into a First Amendment to Second Amended and Restated Credit Agreement (the “First Amendment”), which amends our Second Amended and Restated Credit Agreement dated November 29, 2010 among us, certain of our subsidiaries as guarantors, the lenders parties thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Credit Agreement”).  Capitalized terms used and not defined in this Item 2.03 have the meanings given to such terms in the First Amendment or, if not defined therein, in the Credit Agreement.

The Credit Agreement provides for a revolving line of credit, limited to the amount of a borrowing base determined by the banks.  Pursuant to the Credit Agreement, the borrowing base will be reduced in the event that we have Senior Notes outstanding in excess of $225 million, and the amount of such reduction is equal to the lesser of (a) $250 for every $1,000 of Senior Notes outstanding in excess of $225 million and (b) such other amount as determined by the banks.  In addition, the Credit Facility limits the aggregate principal amount of Senior Notes that we may have outstanding at any time to $475 million.

The First Amendment amends the Credit Agreement to, among other things, (1) defer any reduction to the borrowing base as a result of the private offer of notes described under Item 7.01 of this Current Report on Form 8-K until September 1, 2011, (2) provide that the amount of any such reduction will be based on the difference between the aggregate principal amount of the Senior Notes we have outstanding on September 1, 2011 and $225 million (the aggregate principal amount of our Senior Notes outstanding on March 2, 2011) and (3) permit us to have Senior Notes outstanding in an aggregate amount of up to $625 million until September 1, 2011.

This description of the First Amendment is only a summary of, and is qualified in its entirety by reference to, the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01 — Regulation FD Disclosure.

In connection with our previously announced private offering of senior notes, we prepared a preliminary offering memorandum dated March 7, 2011.  Excerpts of certain information contained under the headings of the preliminary offering memorandum captioned “Summary—Our Company,” “Summary—Summary of Our Properties,” “Summary—Business Strengths,” “Summary—Business Strategy,” “Summary—Capital Expenditure Budget,” “Summary—Recent Developments,” “Summary—Summary Historical Consolidated Financial Data,” and “Summary—Summary Reserve, Production and Operating Data” are furnished as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8, respectively, to this Current Report on Form 8-K.

We are furnishing the information contained in this Item 7.01, including the exhibits hereto identified as furnished pursuant to Regulation FD, pursuant to Regulation FD as promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 (the “Securities Act”).  This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Exchange Act or the Securities Act.  By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Item 7.01, including any exhibits hereto identified as furnished pursuant to Regulation FD, or that any such information includes material investor information that is not otherwise publicly available.

The information contained in this Item 7.01, including the information contained in the exhibits hereto identified as furnished pursuant to Regulation FD, is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time.  We disclaim any current intention to revise or update the information contained in this Item 7.01, including the information furnished in the exhibits hereto identified as furnished pursuant to Regulation FD, although we may do so from time to time as our management believes is warranted.  Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the notes or any other securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the notes or any other securities in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 8.01 — Other Events.

Tender Offer

On March 2, 2011, we announced that we had commenced an offer to purchase for cash any and all of our 7¾% Notes.  The tender offer will expire at 5:00 p.m., New York City time, on March 30, 2011, unless we extend the tender offer or terminate it earlier.  A copy of the press release announcing the tender offer is filed as Exhibit 99.9 to this Current Report on Form 8-K.

Item 9.01 — Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	First Amendment to Second Amended and Restated Credit Agreement dated March 3, 2011.

99.1*	Information contained under the caption “Summary—Our Company” in the preliminary offering memorandum.

99.2*	Information contained under the caption “Summary—Summary of Our Properties” in the preliminary offering memorandum.

99.3*	Information contained under the caption “Summary—Business Strengths” in the preliminary offering memorandum.

99.4*	Information contained under the caption “Summary—Business Strategy” in the preliminary offering memorandum.

99.5*	Information contained under the caption “Summary—Capital Expenditure Budget” in the preliminary offering memorandum.

99.6*	Information contained under the caption “Summary—Recent Developments” in the preliminary offering memorandum.

99.7*	Information contained under the caption “Summary—Summary Historical Consolidated Financial Data” in the preliminary offering memorandum.

99.8*	Information contained under the caption “Summary—Summary Reserve, Production and Operating Data” in the preliminary offering memorandum.

99.9	Press release dated March 2, 2011—Clayton Williams Energy, Inc. Announces Cash Tender Offer for its 7¾% Senior Notes due 2013

* Furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Dated: March 7, 2011	By:	/s/ Mel G. Riggs
Mel G. Riggs
Executive Vice President and Chief Operating Officer

Dated: March 7, 2011	By:	/s/ Michael L. Pollard
Michael L. Pollard
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Second Amended and Restated Credit Agreement dated March 3, 2011.

99.1*	Information contained under the caption “Summary—Our Company” in the preliminary offering memorandum.

99.2*	Information contained under the caption “Summary—Summary of Our Properties” in the preliminary offering memorandum.

99.3*	Information contained under the caption “Summary—Business Strengths” in the preliminary offering memorandum.

99.4*	Information contained under the caption “Summary—Business Strategy” in the preliminary offering memorandum.

99.5*	Information contained under the caption “Summary—Capital Expenditure Budget” in the preliminary offering memorandum.

99.6*	Information contained under the caption “Summary—Recent Developments” in the preliminary offering memorandum.

99.7*	Information contained under the caption “Summary—Summary Historical Consolidated Financial Data” in the preliminary offering memorandum.

99.8*	Information contained under the caption “Summary—Summary Reserve, Production and Operating Data” in the preliminary offering memorandum.

99.9	Press release dated March 2, 2011—Clayton Williams Energy, Inc. Announces Cash Tender Offer for its 7¾% Senior Notes due 2013

* Furnished pursuant to Regulation FD.